Tax provision	12 Months Ended
Dec. 31, 2023
Disclosure of Income Tax [Abstract]
Tax provision	Tax recovery (provision)Tax recovery (provision)
Accounting policies
Tax recovery (provision) for the year is comprised of current and deferred tax. Tax recovery (provision) is recognized in earnings, except to the extent that it relates to items recognized in other comprehensive earnings in which case it is recognized in other comprehensive earnings.
Deferred taxes are provided for using the liability method. Under this method, deferred taxes are recognized for temporary differences between the tax and financial statement basis of assets, liabilities and certain carry-forward items.
Deferred tax assets are recognized only to the extent that it is probable that they will be realized. Deferred income tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of substantive enactment.
International Tax Reform - Pillar Two Model Rules
The Organisation for Economic Co-operation and Development (OECD)/G20 Inclusive Framework on Base Erosion and Profit Shifting published the Pillar Two model rules designed to address the tax challenges arising from the digitalisation of the global economy. Pillar Two legislation has been enacted or substantively enacted in certain jurisdictions in which we operate, although some countries may have varying responses or adjustments to the initial model rules. We are in the process of evaluating the potential impact that these changes will have on our long-term financial position.
Supporting information
Certain 2022 figures within this note have been reclassified to conform with the current year’s presentation, including as it relates to amendments to IAS 12 Income Taxes regarding deferred tax related to assets and liabilities arising from a single transaction, which were effective for annual periods beginning on or after January 1, 2023.
The major components of income tax included in comprehensive earnings are as follows:

	2023	2022
Earnings:
Current tax	$(61)	$(581)
Deferred tax recovery (provision)	122	(37)
Tax recovery (provision) on earnings	$61	$(618)

Other comprehensive earnings:
Deferred tax recovery (provision) on retirement benefit actuarial loss (gain)	$12	$(56)
Tax recovery (provision) on comprehensive earnings	$73	$(674)
The tax provision differs from the amount that would have resulted from applying the British Columbia statutory income tax rate to earnings before tax as follows:

	2023	2022
Income tax recovery (expense) at statutory rate of 27%	$62	$(700)
Non-taxable amounts	—	10
Rate differentials between jurisdictions and on specified activities	(3)	81
Other	2	(9)
Tax recovery (provision)	$61	$(618)
Deferred income tax liabilities (assets) are made up of the following components:

	2023	2022
Property, plant, equipment and intangibles	$737	$796
Reforestation and decommissioning obligations	(30)	(30)
Employee benefits	(22)	(12)
Export duties	90	72
Tax loss carry-forwards[1]	(47)	(11)
Inventory	(12)	(4)
Other	(39)	(20)
	$677	$791

Represented by:
Deferred income tax assets	$(6)	$(4)
Deferred income tax liabilities	683	795
	$677	$791
1.We have $241 million of net operating loss carry-forwards in various jurisdictions (December 31, 2022 - $61 million), $306 million of U.S. state net operating loss carry-forwards (December 31, 2022 - $345 million), and $83 million of capital loss carry-forwards (December 31, 2022 - $56 million). A portion of these losses expire over various periods starting in 2024. The net operating losses that have not been recognized as of December 31, 2023 are $32 million in various jurisdictions (December 31, 2022 - $35 million) and $270 million for U.S. states (December 31, 2022 - $272 million).